2009
SAIC Institutional Investor Conference

October 13 - 14 | McLean, Virginia

Smart people solving hard problems.

SAIC
From Science to Solutions

Management Presentations Exhibit 99.1

2009 SAIC Institutional Investor Conference

October 13 - 14 | McLean, Virginia

SAIC

SAIC
From Science to Solutions

10-1230

Welcome and Introduction Stuart Davis SVP, Investor Relations

SAIC
From Science to Solutions
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Investor Events
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Institutional Investor Conference
SAI (Common)
Daily
$18.75

SAIC
From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Conference Materials
• Day 1 Book
• Day 2 Book
– Management
Presentations
– Presenter
Biographies
– Acronym Glossary
• Both books and the
replay of today’s
event are available on
SAIC’s Investor
Relations website

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Agenda
LUNCH 12:00 PM
Panel Energy Campaign 11:35 AM
Joe Craver Infrastructure, Logistics and Product Solutions Group 11:15 AM
Charles Koontz IT and Network Solutions Group 10:50 AM
Stu Shea Intelligence, Security and Technology Group 10:25 AM
Deb Alderson Defense Solutions Group 10:00 AM
BREAK 9:45 AM
Corporate Q&A 9:15 AM
Amy Alving Technology Programs and Discriminators 9:00 AM
Mark Sopp Financial Overview 8:40 AM
Walt Havenstein Enterprise Outlook 8:20 AM
Ken Dahlberg Enterprise Update 8:05 AM
Stuart Davis Welcome and Introduction 8:00 AM

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Certain statements in these presentations contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. The forward-looking statements involve a number of risks and uncertainties. A number of factors could cause our actual results, performance, achievements, or industry results to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. Some of these factors include, but are not limited to, the risk factors set forth in SAIC’s Annual Report on Form 10-K for the year ended January 31,
2009, and other filings that SAIC makes with the SEC from time to time. Due to these uncertainties and risks, persons who view these presentations are cautioned not to place undue reliance on such forward-looking statements, which speak only as of October 14,
2009. SAIC disclaims any duty to update guidance or any other forward-looking statement provided in these presentations to reflect subsequent events, actual results or changes in expectations.
Forward Looking Statements
These presentations describe financial results through 7/31/09 (FY2010 Q2)

Ken Dahlberg Chairman of the Board Enterprise Update

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Company’s Ethos
• Demonstrated ability to execute
– Delivered on growth promises
– Built credibility through transparent shareholder communications
• Positioning, agility, and ability to compete to ensure growth
– Little exposure to platforms that could come under pressure
– Significant exposure to higher growth markets
– Winning larger programs
– Excellent IDIQ portfolio, aggressive task order marketing, and high win rates
• Key discriminators in a tough market
– Scale to generate significant discretion and management efficiencies
– Technical talent to create innovative, fast response solutions
• To understand us, you need to understand our major themes:
– From Science to Solutions
– Smart People Solving Hard Problems
Our Growth Prospects Remain Solid

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
From Science to Solutions
Energy and the Environment: Smart Grid Solutions
• Combining engineering, IT, and scientific solutions to next-generation grid
• R.W. Beck acquisition/BPLG alliance create real presence in emerging market
• Cyber security, weather analytics, s/w solutions create differentiators
09-1844-ID-01
National Security: MRAP C3 and Logistics Integration
• Rapidly engineered and deployed 15K+ vehicles to meet Army’s #1 threat
• Collaborated to propose and deliver integrated in-theater logistics solution
• Leverage to M-ATVs (engineering) and USMC counter-IED (logistics)
Critical Infrastructure: Products for Border and Port Security
• Suite of inspection and detection products to protect the nation
• VACIS
®
combines accuracy with speed and low footprint to facilitate commerce
• Robust military and civil markets with breakout opportunity (SFI, Mexico)
Health: Military Health Records Management
• Invested IR&D to create SOA-based solution to share data across DoD/VA
• Operating prototype at shared DoD/VA facility (Great Lakes)
• Serves as foundation for Obama’s Virtual Lifetime Electronic Record initiative

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Smart People Solving
Hard Problems
Energy and Environment: Michael Mondshine (Climate Change)
• Climate change policy expert; developed greenhouse gas reporting standards
• Named to UN Framework Convention on Climate Change roster of experts
• Recognized by Intergovernmental Panel on Climate Change (IPCC) for
contributions leading to their 2007 Nobel Peace Prize
National Security: Chris McClone (Geospatial Modeling)
• Fusing LiDAR-based 3-D urban models and remote sensing imagery
• Internationally recognized authority on remote sensing and published author of the authoritative manual on photogrammetry
Critical Infrastructure: William Salazar (Cyber Security)
• Prepares network defenders for actual attacks by simulating adversaries
• Directs incident response team to respond to successful cyber attacks
• Built best-of-breed D2R (Detect, Diagnose and Respond) system
Health: Laura Peitersen (Biosurveillance)
• Coordinated public-private field avian influenza virus surveillance network
• Couples behavioral monitoring of wildlife with the use of state-of-the-art, real-time pathogen detection and rapid analysis technologies

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
SAIC Organization
CEO
Walt Havenstein
Chairman
Ken Dahlberg
Mark Sopp
CFO
Defense
Solutions
Deb Alderson
Information Technology
and Network Solutions
Charles Koontz
Infrastructure, Logistics
and Product Solutions
Joe Craver
Intelligence, Security
and Technology
Stu Shea
Gov’t Affairs,
Communication
and Support Ops
Arnold Punaro
Legal and Audit
Doug Scott
Human
Resources
Brian Keenan
Strategic
Initiatives and
Investments
Joe Walkush
Business
Development
Jim Cuff
Technology
Amy Alving

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Major Accomplishments
• Corporate Governance
– Hired ideal CEO replacement to extend the business momentum
– Received shareholder approval to eliminate dual-class share structure
• Financial Performance
– TTM internal revenue growth of 9%, 40 bps margin expansion, 17% EPS growth
– Excellent program performance with virtually no program write-downs
• Business Growth
– Positioned for future growth with aggressive submittals and competitive win rates
– Increased traction in all major campaigns, especially cyber, energy, and logistics
– Acquired significant new capability in energy, live training, and translation and analysis
• Employee Engagement
– Significantly improved voluntary attrition—9.2% FY10 YTD; 11.9% FY09; 13.9% in FY08
– Successfully implemented several engagement initiatives; validated by survey results
• Management Efficiency
– On track for successful transition to Costpoint Deltek for gov’t business by year-end
– Continued transition to shared services model throughout the organization

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Business Development Successes
• Protracted procurement cycle has led to H1 book-to-bill of 0.9
– Pace has picked up since Q2 and on track for record year in IDIQ vehicle awards
– High YTD win rates on recompetes (90%+) and new business (60%+)
• Large awards tracking higher
– 24 $100M+ wins YTD (11 in Q3) vs. 27 in FY09 and 17 in FY08
– 42 more $100M+ decisions expected this year, including 32 pending awards
• Pending proposals and fully qualified pipeline at all-time highs
– $9.3 billion pending standard contract/task order proposals ($8.5 billion at Q2)
– $16.6 billion pending including IDIQs ($13.0 billion at Q2)
– $91 billion qualified pipeline ($83 billion at Q2, $70 billion a year ago)
– Another $90B of potential opportunities in “track” status
• Expect significant stimulus awards by year-end (>$100M)
– Many smart grid opportunities with utilities awaiting decision at DOE
– Also pursuing opportunities in energy efficiency, infrastructure, homeland security, IT solutions, health, and environmental
• Major improvements to business development infrastructure
– New leadership emphasizing collaboration (BD Council, Account Mgmt)

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Major FY10 Wins
• Securing Base Business
– ARMY AMCOM SED ($848M Single-Award IDIQ): Software engineering support
– ARMY STOC II ($17.5B Multiple-Award IDIQ): Simulation and training support to warfighter
– MRAP JLI II ($357M Single-Award IDIQ/$357M TO): Joint Logistics Integrator for MRAP
– MHS Support ($159M): Onsite support for Military Health System clinical IT systems
– Classified ($158M Multiple-Award IDIQ): Information assurance services for Intelligence Agency
• Expanding Current Work
– DGS ($1.2B Single-Award IDIQ Extension/$113M TO): Lifecycle mgmt of DISA Network
– MRAP JLI ($142M Single-Award IDIQ Extension/$106M TO): Expansion of MRAP JLI
– Classified ($117M): Integrate and deploy solutions in support of NSA missions
• Building New Business
– SPAWAR Tactical C2 ($197M Multiple-Award IDIQ): Command and control integration support
– EPA IT ($955M Multiple-Award IDIQ): IT Services for the EPA Office of Environmental Information
– ARMY ASC DMC ($128M): Logistics support for Reset/Army Force Generation cycle
– FEMA ITD ($500M Multiple-Award IDIQ): O&M support to FEMA CIO and IT Division
– ARMY TARDEC OMNIBUS ($500M Multiple-Award IDIQ): RD&E services
– USMC CREW ($120M Single-Award IDIQ): Logistics lifecycle support
– AIR FORCE FPS2 ($495M Multiple-Award IDIQ): Force protection security services
Note: Q3 Awards listed in bold

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Building Credibility
• Targeting 15% Long-Term EPS Growth
• Execute corporate campaigns around energy, health, cyber security, and space superiority
• Addressable market growth will flatten, but market remains large
• Industry must navigate increasingly hostile environment
– Wartime Commission
– Congressional hearings
– Organizational Conflicts of Interest
• Manpower entitlements limit funds available for contractors; major platforms, including FCS, come under pressure
– Desire to “in-source”
– Populist rhetoric
– Anti-contractor bias
IPO
2007 Conference
2008 Conference

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Enterprise Summary
• Well-established rhythm as a public company
– 3 years since IPO
– Hallmark of steady, solid performance
– Transparency and thought leadership
• Significant businesses in known growth markets
– Campaign investments paying off
– Early identification and pursuit has been critical
• Our technology discriminators will become even more important
– 75% solutions demand quick response versus long production cycles
– Increased IR&D investments by 38% since going public
• When markets are tough, SAIC can thrive and grow
– We compete well—we have high win rates and an excellent IDIQ portfolio
– We have the scale to invest and are leveraging fixed infrastructure costs
– Our heritage of entrepreneurial spirit provides market agility
– Our innovative people create business differentiators

Walt Havenstein Chief Executive Officer Enterprise Outlook

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
My Background
• BAE Systems
– COO/board member of $34B global aerospace and defense company
– President and CEO of $20B wholly-owned U.S. subsidiary
– President of Electronics & Integrated Solutions Operating Group
– President of Information and Electronic Warfare Systems business unit
– Deployed $10B on 20 acquisitions in 8 years; grew subsidiary from $2B to $20B in 5 years
• Prior Industry Experience
– President of the Sanders defense electronics business
– Vice president and general manager of the Strategic Systems Division for Raytheon
– Various business development/program management roles at ITT
• Military Background
– Active duty in U.S. Marine Corps, specializing in tactical communications and systems acquisition mgmt
– Retired from Marine Corps Reserve as a colonel
– Bachelor's degree in aerospace engineering from the U.S. Naval Academy
– Master's degree in electrical engineering from the Naval Postgraduate School
• Other Leadership Positions
– Member of Executive Committee, Council on Competitiveness
– Board of directors for FIRST (For Inspiration and Recognition of Science and Technology)
– Board of advisors for the University of New Hampshire, Whittemore School of Business

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
My Impressions of SAIC
• 45K people doing great work on our nation’s toughest problems
• Entrepreneurial spirit runs deeps within employees
• Strong science and technology capability
• But, not yet maximizing our potential
– Not punching our weight
– Not leveraging the strength of our people
– Not perceived as big as we are (e.g., 4
th
largest employer in the NCR)
– Not thinking big enough
• Tremendous balance sheet offers great flexibility
– Limited capital requirements or pension exposure

FY05
FY06
FY07
FY08
FY09
FY10
Annual Revenue

SAIC
From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Evolving Market Focus
C4ISR
Intelligence
CBRNE / Homeland Security
Logistics
Space Superiority
Cyber
Energy
Health
C4
ISR
Telcordia AMSEC
ProcureNet
Geo-Centers
Benham
Atlan
BD Systems
Beck DR
Beck Consulting
$1.7B
Varec
BPLG
Global Information Grid
NATO C2
CENTCOM IT
Tires
POL-Chem
MRAP JLI
Contract Win
Acquisition
IR&D Investment
$1.2B
$600M
$700M
$800M
$850M
$400M
VA/DoD Sharing
MHS Wins
DOE ESPC
Security Product Enhancements
GPS SE&I
Guardian
SBOC
Cyber Tools
$250M
$450M
$170M
$160M

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Enterprise Market Segments
15% of revenue in C4
• Moderate investments
• Large addressable market
• Large opportunities
• Demonstrated ability to compete
43% of revenue in major
growth campaigns
• Focus of investments
• End-market growth
generally >10%
• Differentiated offerings
• Support margin
expansion goals
10-1230-IC-10
42% of revenue
in core business
• Limited investments
• Create discretion to fund
campaigns
• Significant overhead
absorption
• SAIC legacy
• Includes some group-level
focus areas
C4
ISR
Cyber
CBRNE/HLS
Energy
Logistics
Health
Core

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
120-Day Plan
• Deliver on fiscal year 2010 financial commitments
• Set fiscal year 2011 operational plan
• Accelerate cost reductions to create strategic runway
– Invest more in technology, people, and capability and less in oversight
• Establish corporate cadence
• Set strategic direction
– Go live by Q1 of FY11
• Crystallize roles and responsibilities
– Assess organization based on strategy
– Assess people based on organization
• Connect with major stakeholders

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Strategic Summary
• I will be focused on growth
• I expect to leverage our balance sheet and be more aggressive in M&A
– Reliability and predictability in core business allows us to take on more risk
– Once we articulate our strategy, we will be disciplined enough to adhere to it
• I believe science and technology dominates regardless of market conditions
• I am excited by the challenge to maximize the performance of a company unique in the government services market
– Driven by science and technology
– Motivated by an entrepreneurial spirit
– Of sufficient scale to compete for the most demanding contracts
– Capitalizing on the strategic flexibility from public and employee ownership

Financial Overview Mark Sopp Chief Financial Officer

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Guidance
• Executing long-term earnings model in place since the IPO
– 6%-9% internal revenue growth
– 20-30 bps operating margin improvement
– 11%-18% EPS growth with target of 15%
• On 9/2 earnings call, we reaffirmed that we expect to meet these long-term goals for FY10
• Today we reaffirm this guidance for FY10
– We expect to provide FY11 guidance on our Q3 earnings call

15%
10%
5%
0%
% Growth
Acquisitions
Internal
4%
7%
3%
10%
1%
9%
FY08
FY09
FY10 H1

SAIC
From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Revenue Growth Trend
Key Growth Drivers
• Increasing B&P and IR&D by 45% since FY07 (19% in FY10)
• Investing in high growth areas and discriminating technologies
• Enhancing collaboration and focus on larger programs ($100M+)
– FY10 YTD: 24 >$100M wins
– FY10 remainder: 42 >$100M
decisions expected (32 pending)
10-1230-IC-03
– FY08: 17 >$100M wins
– FY09: 27 >$100M wins

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Revenue Breakout
• Higher growth in larger systems integration and logistics:
– Higher non-SAIC labor content
– Greater fixed price mix
• Continued migration towards IDIQs
32% 33% 36% Standard Contract
67%
15%
27%
25%
19%
33%
48%
41%
59%
14%
23%
31%
32%
FY09
Revenue
64%
14%
26%
24%
18%
35%
47%
39%
61%
17%
22%
29%
32%
FY08
Revenue
68% Subtotal Master and Schedule Agreements
14% GSA Schedule
27% Multiple-Award IDIQ TO
27% Single-Award IDIQ TO
Contract Source
21%
31% Time and Materials
48% Cost-Reimbursement
Contract Type
42%
58% Labor-Related
Revenue Type
14% IT & Network Solutions
22% Infrastructure, Logistics and Product Solutions
33%
31% Intelligence, Security and Technology
Organization
FY10 H1
Revenue
Attribute
Defense Solutions
Material and Subcontract
Fixed Price

Notional Future Rates
bps Improvement Since IPO

SAIC
From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Operating Margin Improvement
0
40
60
80
100
120
140
160
Option Reductions
Higher Contract Fees/Shift to Fixed Price
Improved Indirect Rate Management
Business Process Improvement
IT Modernization Spend Reductions
Facilities Consolidation
Higher Margin Markets
7.7%
7.9%- 8.0%
8.2%
8.4%
8.6%
20
FY08 FY09 FY10 FY11 FY12 FY13
7.5%
Containment of Unallowable Costs
Project
Alignment
Activities
Consistent and steady margin improvement to FY13 and beyond

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Potential Non-Recurring
Income Events
• Upside:
– FCS Fee Recognition (if contract modification = material change in terms)
– Greek Olympics Contract—filed for arbitration in June 2009
– Real Estate Monetization—significant value in McLean and San Diego
– Telkom South Africa Settlement—currently in arbitration; discontinued operations
• Downside:
– FCS Fee Recognition (if contract modification material change in terms)
– NCCIPS—in early phase of DoJ False Claims Act case
– Scottish Power—pension charges with contract termination/renewal (March 2010)
– DCAA—cost accounting structure, incurred cost claims, systems audits

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Capital Deployment and Liquidity
• Business model funds growth and generates significant operating cash flow
– Operating Cash Flow = Net Income + D&A + Special Items
– Capital expenditures less than 1% of revenues
• Deploy capital on a rational, disciplined basis to build long-term value for our stockholders
– Internal growth initiatives
– Strategic acquisitions
– Share repurchases
• Conservative liquidity posture
– Invested primarily in Treasury
and Government money
market funds
• Currently “A-”; maintain
investment grade credit rating
in this market
– Estimated funds available for
M&A — $1.1B at A-, $1.9B at
BBB+, $2.9B at BBB
244 524 285 Free Cash Flow
1,096
(14)
71
(10)
(215)
(145)
(61)
346
FY08
936
(93)
82
(113)
(382)
(204)
(59)
583
FY09
951
9
32
(16)
(250)
(1)
(28)
272
FY10 H1
Ending Cash Position
Cash From Continuing Ops
Other
Payment of Debt
Public Stock Repurchases
Acquisitions
Capital Expenditures
Operating Cash Flow
Capital Deployment ($M)

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Deltek Costpoint Implementation
Benefits achieved or anticipated
• Burn off of $30M annual
implementation cost
• More automated A/R, job cost,
indirect rate management
– Lower cost, greater speed
• More efficient O&M support function
• Supports various business structures
10-1230-IC-04
Commercial
& Subs
11%
Waves 1-2
(Completed)
55%
Wave 3
(End FY10)
34%

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Project Alignment Update
Comprehensive, multi-year program to:
• Streamline and standardize processes
• Establish Shared Service Center
• Consolidate support functions
• Leverage scale for buying power
Overall Benefits:
• Allows line management to focus on
running and growing business
• Provides additional funds for
reallocation and/or profit
$100M+ Expected Annual Savings:
• Lower wrap rates to increase
competitiveness
• Increase investment to drive growth
and profitability
– B&P to increase volume and win
probability
– IR&D to build discriminators
• Improve op margin
– Higher fees on fixed price and T&M

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Financial Summary
• Sustainable shareholder value creation
– Maintain steady internal revenue growth
– Continue to improve operating margins
– Low asset intensity
– Predictable and growing free cash flow
– More aggressive deployment of capital with significant capacity
• Consistent, demonstrated progress on all financial fronts
• Realistic and achievable path
– Culture of discipline and collaboration
– Building pipeline of large opportunities
– Investing in infrastructure and people to support sustainable growth

Amy Alving Chief Technology Officer Technology Programs and Discriminators

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Commitment to Technology
•
From Science to Solutions
®
– Technological innovation is our heritage… and our future.
•
Smart People Solving Hard Problems
– Our people are our strongest asset
• We will leverage our existing expertise to new customers and markets
– The depth and breadth of our technical expertise, deep customer understanding, and operational experience provide the foundation for our future growth
Be the leading systems, solutions, and technical services company, solving our customers’ most important business and mission-critical problems through innovative applications of technology and domain knowledge

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From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Investing to Leverage “One SAIC”
Disease Surveillance, Epidemiology
Specialized Medical Knowledge
Neuroscience
Advanced Bio and Chem Sensors
Medical Research
Macro Financial Energy Models
Energy Transmission and Distribution
Fuel and Energy Sources
Neutron and Gamma Physics
Cryptology and Cyber
RF and Optical Physics
Command and Control
Modeling, Simulation and Training
Biometrics
ISR Enablers
Defense
Solutions
Deb Alderson
Intelligence,
Security and
Technology
Stu Shea
Information
Technology and
Network Solutions
Charles Koontz
Infrastructure,
Logistics and
Product Solutions
Joe Craver

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Sensors and Analysis;
Modeling and Simulation
• ISR Enablers
– Advanced detectors and sensors
– Advanced signal and image processing
– Advanced analytics
– Scalable comms and ISR architectures
• Biometrics
– Sensor integration, DB management
– Identity resolution, link analysis
– Language services, sound/speaker ID
• Modeling, Simulation and Training
– Physics-based models
– Full-spectrum simulation
– Composable systems
• Command and Control
– Automated course-of-action tools
– Service-oriented architectures
The elimination
a mortal blow to radical
Zionism and provided a fitting
revenge for the assassination
of the martyr Abu Ali Mustafa.
of Zeevy dealt

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
• RF and Optical Physics
– Directed-energy technologies (RF, lasers)
– High-energy power conditioning
– Advanced optics (non-linear optics,
adaptive optics, optical communications)
• Cryptology and Cyber
– Efficient and low-power encryption
solutions
– Cyber vulnerability and exploitation
(research, modeling and simulation)
– Information assurance testing and
certification (Common Criteria Test Lab)
– Detection/diagnosis/remediation tools
– Real-time, quantitative cyber training
environment
Electromagnetics;
Next-Gen Information Technology

Energy Storage
Suburban Load
Urban Load
Renewables

SAIC
From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Particle Physics;
Fuel and Energy
• Neutron and Gamma Physics
– Patented photon-counting technologies
– High-energy imaging
– Spectroscopic analysis
• Fuel and Energy Sources
– Geophysics of oilfields
– Carbon capture and sequestration
– Algae biofuels
• Energy Transmission and Distribution
– Demand/response analytics, fault
prediction
– Renewables integration, microgrids
– Cyber security for SCADA systems
• Macro Financial Energy Models
BPL Global Power SG
®
Am-241
Cs-137
Ra-226
Energy (keV)

Chromosome

2009
TECHNOLOGY
INNOVATION
AWARDS

SAIC
From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Medicine, Biology and Chemistry
• Medical Research
– Cancer and AIDS research
– Translational medicine
– Bioinformatics, genomic analysis
• Advanced Bio and Chem Sensors
– Exploiting genomic insight; biomimicry
• Neuroscience
– Augmented cognition; brain-computer
interface
– Psychological health, warfighter trauma
• Disease Surveillance, Epidemiology
• Specialized Medical Knowledge

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Enabling our Technology Strategy
10-1230-IC11
Career Path
Technical
Fellows
Interns
IR&D
University
Alliances
System
Engineering
Program
Management
Contract
Performance
Passion
for Mission
Customer
Understanding
Collaboration
People
Science and
Technology Core
Flawless
Execution
Innovation
Aggressive, Agile, Adaptive
Small Business
Partners

2009
SAIC Institutional Investor Conference
October 13-14 | McLean, Virginia

SAIC
From Science to Solutions

10-1230

Defense Solutions Group Deb Alderson Group President

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Focused on the Mission
Begins and Ends with the Partnership

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Tom Baybrook
$700M
John Gully
$700M
Peter Dube
$650M
Bev Seay
$550M
Debbie James
$450M
Ground Forces Integration
& Thru Life Support
Army C3 (SE&I, S/W, SOA)
High-end Engineering
Services to Solutions
C2 & C3/4 Systems
Net-centric
Communications
IT Services & Enterprise
Solutions
Modeling, Simulation
& Training (Products)
C2 SE&I (Systems &
Infrastructure)
Global Challenges & Threat
Reduction (Services)
Aviation C4ISR
Platform Integration;
Tactical Vehicle
Integration
Enterprise Arch. & IT
C4IT
Integrated Security
& Surveillance
Naval and Joint Ops
•
Army
•
Air Force
•
NATO
•
Navy
•
Marines
•
Coast Guard
•
DISA
•
National Guard
•
City of New York
•
Navy
•
Marines
•
State & Local
•
Army
•
Missile Defense Agency
•
Navy
DSG Structure and Customers
Systems and
Technology
Solutions
Enterprise and
Mission Solutions
Analysis, Simulations,
Systems Engineering
and Training
C4IT
Defense and
Maritime Solutions
$3,050M
Defense Solutions Group
Deb Alderson
Group President
Note: All figures represent FY09 revenue

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
DSG Accomplishments
• People First
– Aggressive expansion of professional qualifications & certifications
– Voluntary terminations below 10%
– Leadership development
• Strong Financial Performance
– Internal revenue growth rate of 19% in FY09 and 16% in FY10H1
• Excellent Program Execution
– Integrated and delivered 15K MRAPs ahead of schedule; M-ATV ramp-up now completed
– Successful execution of large FY09 awards (e.g., AITS, CENTCOM IT, Army HRIT)
– Expanded SE&I into DARPA with Algae-Biofuel work
– Continued to execute on legacy programs (e.g., FCS, DGS, OneSAF)
– Serving the needs of warfighter at AMCOM and SPAWAR
• Growing the Business
– Won 97% of all recompetes
– Pipeline at 10x revenue
– Excellent task order marketing with ITES, SeaPort-e, AMCOM EXPRESS
– Significantly expanded COCOM and National Guard business
– International Command and Control
– Electronic Warfare at NSWC Crane

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Market Imperatives SAIC Approach Customer Change
• Irregular Warfare
• QDR
SE&I Agent Buying it Differently • 75% Solutions
The Network as the
Platform for Innovation
Building it Differently • Integrated Solutions
DSG Driving Force:
Taking Services to Solutions
Product
Independence
Flagship
Programs
Customer
Knowledge
Enablers
• Irregular Warfare
• QDR
Using it Differently
Enabling innovation in
Doctrine & Organization

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Opportunities
• SE&I Agent Approach/Network as
Platform for Innovation
• Hardware-independent – no proprietary
lock-in…differentiated from the Primes
• Applying Modeling and Simulation
expertise to C4
• $20B Pipeline
• Higher end fixed price solution
opportunities with margins approaching
10%
• Market stable; growing with inflation
• Systems Engineering and Integration;
high end technical and engineering
services
NATO AIR C2IS
AOC WSI
GSM Recompete
SNEP
SAIC Differentiators
C4 Campaign
• C4
• SE&I
• Network Integration
• SOA Expertise
• Network Modeling and Simulation
and Training
• Information Assurance
• Port Security Solutions
SAIC Capabilities
COCOMS
Army
Navy
DISA
AF
Customers

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
• Systems Engineering/Integration
• MRAP/Joint Logistics Integration
expertise
• Integrated hybrid power train
expertise
• Advanced Armor taking science to
solutions
• Tactical Vehicle Modeling and
Simulation
• Mission Knowledge
• MRAP/JLI
• Product independent
• Life-cycle capability management across
different customer bases
– Army, Navy, AF
• Key Strategic Partnerships
– Gov’t and private sector
• $13B Pipeline
• Integrated solutions offer 10% market
growth; 8% profit before tax
• Reset and sustainment across the
entire life cycle…services to solutions
• International
Ground Forces Integration
Future Vehicle Integration
ABCTM
JBC-P
BETSS-C Phase 2
SAIC Capabilities
Opportunities
SAIC Differentiators
Other
Allied
Militaries
Army
USMC
UK/
French
MoDs
National
Guard
Customers

Powered by
ONESAF

SAIC
From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
• 40 Years of MS&T experience
• Live: MILES and range
instrumentation
• Virtual: Common Driver Trainer,
All Terrain Vehicle, SE Core
ground trainer
• Constructive: Leadership in
OneSAF Army contract
• Gaming: Gaming Center of
Excellence
• Physics Based Modeling: Foundation
of Missile Defense M&S
• MS&T Subject Matter Expertise
– Top 3 in Live
– Leadership in virtual & constructive
• Composable simulated solutions
• NATO C2…command & control modeling
• Range systems and products
• $6.5B mature, stabilized market with
potential upside to $9B; $4B pipeline
over next three years
• M&S capabilities, technologies, and
toolsets provide entry into emerging
adjacent markets in cyber, energy, and
medical modeling & simulation
Modeling, Simulation, & Training
Synthetic Env. Core
Virtual Driver Trainers
USMC Squad
Immersive Training
SAIC Capabilities
Opportunities
SAIC Differentiators
Int’l Army
National
Guard
Medical/
Energy/
Cyber
Navy/AF
Simulators
Customers
OneSAF

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
President’s Summary
Leverage the power of our people, culture, and technology to drive our market position beyond services to delivering solutions

2009

SAIC Institutional Investor Conference

October 13-14 | McLean, Virginia

SAIC

SAIC

From Science to Solutions

Intelligence, Security and Technology Stu Shea Group President

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Focused on the Mission
10-1230-IC-17
Protecting and Promoting Freedom

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
IS&T Group Structure and Customers
Intelligence and
Information Systems
Technology and
Advanced Systems
Mission
Integration
Space and
Geospatial Intelligence
Operations, Intelligence
and Security
Larry Cox
$600M
John Fratamico
$700M
John Hynes
$500M
Tony Moraco
$550M
John Thomas
$800M
Signals Intelligence,
Cyber Security,
Information Assurance,
Tactical Integration
S&T for Analysis,
Design, Prototyping
and Implementation
of ISR and CBRNE
Systems
Intel Mission and
Technical Support,
Advanced Analytics
and Linguistics,
Education/Training
National Security
Space SE&I and
Airborne Integration,
GEOINT Production
Defense Intel
Operations Support,
Intel Fusion, Identity
Management
• SAR
• NCTC
• ODNI
• OSC
• DIA
• FBI
• NGA
• US Air Force
• NRO
• DIA
• SAR
• DARPA
• US Navy
• US Air Force (AFRL)
• US Army (TEC)
• DARPA
• DTRA
• DHS
• US Army
• US Air Force
• US Navy
• Combatant Commands
• DIA
• DHS
• NSA
• SAR
• DISA
• DHS
• DSS
• State/Local
Note: All figures represent FY09 revenue
$3,200M
Intelligence, Security and Technology Group
Stu Shea
Group President

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
IS&T Group Accomplishments
Mission Success
Down-Range Warfighter Support
• Persistent surveillance
• Intelligence processing, exploitation and dissemination
• Biometrics/identity management
Definitive Strategies
Portfolio Management
• Operating as an enterprise
• From science to solutions
• Cyber and ISR focus –
high growth markets
• Key wins, key acquisitions
Execution Excellence
Flawless Execution
• High award fees
• Strong fee generation
Top and Bottom-Line Growth
High Energy Business Development
• 3-year revenue CAGR: >10%
• 92% recompete win rate, 66%
new win rate
• Non-IDIQ pipeline: $14B, IDIQ
pipeline: $9B
• Submits awaiting award: $4.7B
($2.6B non-IDIQ, $2.1B IDIQ)
Commitment to our People
Commitment to our People
• People First! Initiatives
• Attrition <12%
• >240 people redeployed

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Market Trends:
Uncertainties and Opportunities
Uncertainties
• Economic malaise
• New administration
– Leadership voids / changes
– Shift in war operations from Iraq to Afghanistan
– Shift from global war on terror (GWOT) to
overseas contingency operations
• New procurement directions
– Shifting / confirming defense priorities
– Program restructuring, delays, and cancellations
– Delays in contract awards / movement to IDIQ
– Reductions in defense supplemental budgets
– Acquisition and contract reform
Opportunities
• Cyber: Major administration priority
– Landscape dominated by core customers
with core contract enablers
– Need for appropriately trained, experienced,
and cleared cyber workforce
– Products are not enough; moving to integrated,
multi-faceted solutions
– Solutions across .ic, .mil, .gov, and .com
• ISR: Major administration priority
– Significant emphasis on quick reaction
capabilities (QRC)
– 75% solution vs. exquisite system
– State change with airborne ISR
– Increased emphasis on ground operations
– Finding disruptive technologies for NexGen
– Risk reduction for current system upgrades
– Being agile in a budget constrained environment

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Core Business Areas
“A leader in the integration of technology, systems and operational solutions across intelligence disciplines in all domains…air, land, sea, and space…to deliver full spectrum mission performance.”
10-1230-IC-16
Science &
Technology
Intelligence
Solutions
Integration for
Full Spectrum
Mission
Performance
Cyber Security
(Computer
Network Attack,
Defense, And
Exploitation)
Intelligence,
Surveillance and
Reconnaissance
(ISR)

GeoRover
Digital Data Tracker
Locus Track

SAIC
From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Intelligence, Surveillance and Reconnaissance
“A leader in the integration of technology, systems and operational solutions across air, land, sea, and space to deliver full spectrum ISR mission performance.”
Surveillance and
Reconnaissance
Payloads for
Air, Ocean and
Space
Platforms
Airborne and
Ground Based
Collection
Systems
Ground
Control Stations
and Operations
Centers
Exploitation
Systems
and Tools
Integration for
Full Spectrum
ISR Mission
Performance
10-1230-IC-16

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Cyber Security
“A leader in the integration of technology, systems and operational solutions across cyberspace in all its domains…air, land, sea, space…
to deliver full spectrum mission performance.”
Advanced
Analytics and
Operations
(Exploitation,
Defense,
Attack)
Managed
Security
Services
(Network and
Security
Ops)
Training and
Education, and
Accredited
Testing and
Evaluation
Design
and Build
of Enterprise
IT Solutions
Integration for
Full Spectrum
Cyber Mission
Performance
10-1230-IC-16

IRAQ URBAN ATLAS SERIES
VOLUME 4

ELECTRONIC
PASSPORT

SAIC
From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Intelligence Solutions
“A leader in the integration of technology, systems and operational solutions across intelligence disciplines in all domains…air, land, sea, and space…to deliver full spectrum mission performance.”
10-1230-IC-16
Mission
Support:
Geospatial
Production,
Advanced
Analytics and
Linguistics
Biometrics
and Identity
Management
Integration for
Full Spectrum
Intel Mission
Performance
Intelligence
analysis, threat
assessments,
counter-IED
systems
Systems
Engineering
& Integration
(SE&I) for
Complex
Systems

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Mission
Experience
Integrated
Systems
Solutions
R&D
Prototypes
Component,
Systems &
Subsystems
Quick
Reaction
Capability
Engineering &
Analytic Support
Thought
Leadership
People, Processes, and Tools
Mission
Operations
The performance value chain
Maturing Capabilities
Deep Customer Understanding
Cyber
D2R Digital Echo
RTRG
CyberNEXS
NOC/SOC
10-1230-IC-09
New Approaches to Augment Proven Ones
• Expand and evolve our
offerings
– Sub to Prime Contractor
– SETA to SE&I
– Expand IP ownership
– Prototypes to
subsystems
to systems solutions
• Double-down on high-
growth markets
• Pursue more large,
integrated systems
solutions programs
• Leverage entrepreneurial
spirit
– Expand intelligence
solutions, science and
technology
– Focus on DARPA,
IARPA and AFRL
ISR
TRITON
Radiant Falcon
Night Eagle
Desert Owl
Highlighter
Buckeye
Blue Devil
Angel Fire
3GIRS, CHIRP
DCGS-A
GEAR

60
Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
President’s Summary
• We have a passion for executing the mission and a commitment to take on tasks of vital interest to the nation…our people are mission-critical
• We have deep domain expertise in every mission area we support and we are the best at what we do… recognized national treasures walk our hallways
• We apply creative science and disciplined engineering to create innovative solutions for our customers – people for whom we care and strive for their success
• We work as imaginative, driven,
entrepreneurial teams and we
move mountains to deliver results
• We share in our customers’
successes, and we thrive on
the hard work that gets us there
• At the same time, we take pride in
our high ethical standards and
joy in doing good deeds for our
communities, families, friends,
neighbors and fellow employees
• Our work enriches us, and it is an
honor to be part of SAIC

10-1230-IC-15

2009
SAIC Institutional Investor Conference
October 13-14 | McLean, Virginia

From Science to Solutions

10-1230

Information Technology & Network Solutions Group Charles Koontz Group President

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Focused on the Mission
Accelerating R&D by bringing partners together

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
IT&NS Group and Customers
• DHS
• NASA
• EPA
Managed IT, Infrastructure
Services and Software
Development to DHS, NASA
and Civilian Agencies
• Sole Source Contractor
for the National Cancer
Institute
Technology Development
and Science Discovery for
Diagnosis and Treatment
of Cancer and AIDS
• MHS
• HHS
• VA
Health IT, Military Health and
Public Health and Biomedical
Research
• BP
• Scottish Power
• Entergy
Global Energy and Life
Sciences Solutions and
Integration Services
Homeland and
Civilian Solutions
Doug Wagoner
$600M
Commercial Business
Services
Rex Ballard
$500M
Health Solutions
Tony Hess
$350M
SAIC
NCI / Frederick
Larry Arthur
$1,450M Revenue
Information Technology and Network Solutions Group
Charles Koontz
Group President
Note: All figures represent FY09 revenue

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
IT&NS Group Accomplishments
• Health
– Leading Federal initiatives in VA/DoD data sharing and electronic health records
– Established health information exchange (HIE) pilots in multiple regions
– Expanded Footprint in Military Health IT, becoming the #1 Provider
– Key player in Post-Traumatic Stress Disorder
– National leadership in cancer and infectious disease R&D; $305M in ARRA funding for SAIC-Frederick
• Energy IT
– Digital Oil Field success—BP renewal, growth at Chevron and Shell, and new accounts at TOTAL and ADCO
– Wins at Florida Power & Light and EDF (France) for asset management
– Invited to bring our Smart Grid offerings to team with Sempra, Entergy, Oncor on their DOE/ARRA bids
– Invested in beachhead market position in Middle East generating wins in ADCO and PDO (Oman)
– Added new SAIC India contracts with Halliburton and Port Authorities in NY, NJ
– 5-year sole source extension of IT outsourcing contract at Entergy
• Federal Civilian
– Double digit YoY growth against $9B DHS addressable market
– Multiple extensions on our $220M NASA UNITeS contract
– Won a large EPA program displacing an incumbent
– IRS transformation thought leader
– Awarded IDIQ supporting the FEMA CIO and Information Technology Division ($500M ceiling)

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
The Federal Health Market Today
Health
• Quality, Cost and Access to Care
• Privacy of Health Data
• Health IT Systems Standards
• Translational Medicine - Improve
R&D ROI “From Bench to Bedside”
• Biosurveillance system development (NIH, CDC)
• Vaccine development (PanFlu, Malaria, SMA, CBMS etc),
• Nurse Advice Line (MHS)
• Quality measures / comparative effectiveness research
(CMS, AHRQ)
• Fraud and abuse detection (CMS)
• Telehealth infrastructure support (VA, IHS)
• Reducing the stigma of seeking help for mental illness
(PTSD/TBI — Armed Services)
• HIPAA (MHS, VA, CMS)
• Infrastructure modernization (CMS, NIH, CDC)
• Grants management systems (NIH, CDC, HRSA)
• NHSN — Adverse event / infection tracking systems (FDA, CDC)
• EHR/EMR interoperability (VA/DoD Sharing, HIEs) / National
Health Information Network (NHIN) (ONC)
• Legacy systems modernization (VA, DoD)
Customer Initiatives

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
• Electronic Health Records are one
of the cornerstones of healthcare
transformation
• Health IT enables improvement in
quality and access to care while
supporting reduced costs
• HITECH Act allocated $18B in EHR
adoption incentives and created
$2B in new funding for the Office of
the National Coordinator (ONC) to
facilitate the Nationwide Health
Information Network (NHIN)
Health IT:
Electronic Health Record (EHR) Interoperability
• Developing and supporting the operation
of the Military Health System for 20+
years
• Nationally recognized experts in
interoperable health record systems
standards
• Unique insight into the VA and DoD EHR
systems and their use
• Internationally recognized thought
leadership in meaningful privacy and
security standards
SAIC Differentiators
• Health Data Management
• Security and Privacy
• Infrastructure Lifecycle Management
• Systems Integration
• Software Lifecycle Management
Opportunities SAIC Capabilities
• Current pipeline includes $568M in
ARRA funded health opportunities
with more anticipated
• VA/DoD sharing is a Congressional
priority and SAIC is positioning for
a leadership role
• Over the next five years, expect
federal health IT market to exceed
$20B and state and local market to
exceed $9B
HHS
DVA MHS
SSA
OPM
Customers
Market Drivers

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
• Infectious diseases cause massive
economic losses; monitoring and
public awareness are critical to
control costs and avoid loss of life
• Seasonal flu and emerging variants
form one of the most pressing global
health problems today
• Public health and infectious disease
surveillance spending and research
has grown to meet the challenge
• EHR spending will drive
biosurveillance spending as new
data sources become available
Public Health:
Biosurveillance and Infectious Disease Control
• HHS: NIH and CDC
– National Institute of Allergy and
Infectious Diseases
– National Cancer Institute
– Center for Disease Control and
Prevention
– BARDA
• DoD USAMRAA and Chemical
Biological Medical Systems
• SAIC accessible market ~$2.8B in
FY11
• Epidemiologists and biological scientists
who understand this domain and create
solutions that work
• Laboratory information management
• Data warehouse and data mart design
and development
• Statistical analysis and decision support
• Years of experience building and
operating nationwide biosurveillance
systems gives SAIC staff valuable insight
into what makes an effective system
• Signature systems such as BioFlu — an
open source system that graphically
visualizes CDC approved flu data from
various sources
• Tools to quickly deploy and evaluate all
types of flu data, including social networks
and news feeds, at a fraction of the cost of
proprietary solutions
SAIC Differentiators
SAIC Capabilities Opportunities
CDC NIH
Customers
Market Drivers

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
• Combat Stress Education and Self-
Help Strategies - Graphic novel
(prepares personnel for service)
• Naval Center for Combat and
Operational Stress Control
(Research, Communication
Knowledge Management)
• Mental Health Care Access Initiative
Current Programs
Market Drivers
Military Health:
Psychological Health Maintenance
• Psychological Health Maintenance
– Post Traumatic Stress Disorder
(PTSD)
– Traumatic Brain Injury (TBI)
– Combat Stress, Depression,
Suicide
• Psychological health effects are the
chronic disease of the war fighter
• Approximately 30% of war veterans
suffer from PTSD
• 1.4 million sustain a TBI each year
in the United States
SAIC Capabilities
• Behavioral Sciences and Epidemiology
• Psychology
• Physiology
• Injury Prevention
• Biomechanics Counseling
• Family Therapy
• Combat & Operational Stress
• Training & Education
Opportunities
• Executing on a $100M+ pipeline
• DVA requested $5B for behavioral
health in FY10
• DoD services requested an additional
$650M for behavioral health in FY10
• Exploring opportunities with NIMH
and SAMHSA

Liposome
Dendrimer
Gold Nanoshell
Quantum Dot
Fullerene

From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
HHS
DVA MHS
SSA
OPM
SAIC-Frederick
Differentiators
Major Focus Area
Health Sciences:
Translational Research and Personalized Medicine
SAIC-Frederick Capabilities
• Research and Bioinformatics
• Biotechnology
• Genetics and Genomics
• Proteomics and metabolomics
• Super computing and biological imaging
• Taking a drug from discovery to market
requires 15 years and costs $800M
• Translational Medicine rapidly moves
discoveries made at the “bench” to
therapies at the “bedside”
• Tomorrow’s therapies based on an
individual’s biochemistry avoid serious
adverse reactions to broad-based
therapies in many patients
• Translational & Personalized Medicine
is the mission of the National Institute of
Health – ARRA added $10B to NIH
• Genomics, proteomics and metabolomics
• Molecular diagnostics, and
nanotechnology
• Rapid development of vaccines and
therapies for cancer, AIDS and other
diseases
• 1,750 full-time employees including
highly skilled life scientists and
physician scientists
• Core corporate competencies in
vaccine research and production and
regulatory affairs
• Molecular biology including genomics,
proteomics and metabolomics
• Bioinformatics and biomedical
computing expertise
Customers
Market Drivers

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
President’s Summary
Mission
• Enterprise growth engine for Homeland Security, Federal Civilian, Health and Energy IT markets
• Lead our health campaign march toward a ~$1B enterprise
Strategy
• Capitalize on health reform and market disruptions to fill “white space” opportunities
• Commercial energy upstream oil and gas and utilities solutions development
• Differentiate DHS & Federal Civilian offerings with mission driven IT modernization

2009

SAIC Institutional Investor Conference

October 13-14 | McLean, Virginia

From Science to Solutions

Infrastructure, Logistics, and Product Solutions Group Joe Craver Group President

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Focused on the Mission
Boral Bricks – Energy Efficiency/Management
MRAP Joint Logistics Integrator High Energy VACIS

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
John Ferriter
$450M
Alex Preston
$200M
J.T. Grumski
$550M
Glenn
Sangiacomo
$700M
Chuck Zang
$450M
IL&PS Group Structure and Customers
CBRN and
Preparedness Services
and Solutions
Non-Intrusive
Inspection and
Radiation Detection
Products
Energy, Environment
and Infrastructure
Logistics and
Support Solutions
Systems Engineering,
Mission Support,
and OT&E
•
Commercial
•
Department of Energy
•
DoD
•
States
•
Defense Logistics
Agency
•
US Army
•
US Air Force
•
US Army
•
DHS CBP
•
Department of Energy
•
International
•
NASA
•
AFOTEC
•
FAA
•
NOAA
•
US Army
•
DHS FEMA CDP
•
State/Local
Homeland
Protection and
Preparedness
Security and
Transportation
Technology
Energy, Environment
and Infrastructure
Logistics and
Engineering
Solutions
Science and Systems
Engineering Solutions
$2,350M
Infrastructure, Logistics and Product Solutions Group
Joe Craver
Group President
Note: All figures represent FY09 revenue

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
IL&PS Group Accomplishments
• Acquisition / Business Model / Branding Leadership for SAIC
– Acquired R.W. Beck with Beck Disaster Recovery
– Successfully integrating Benham acquisition
– Executing BPL Global “smart grid” strategic alliance
– Launched SAIC energy branding campaign
• New Business Performance
– Won DOE and DoD Energy Savings Performance Contracts ($5B / $50M)
– Won MRAP Joint Logistics Integrator II Program ($450M), USMC CREW ($120M), and Army Sustainment
Command (ASC) Distribution Management Center (DMC) ($130M)
– Maintained preparedness leadership position with key wins (CDP, Guardian II, CBRN PV and JECP)
• CDP ($104M), Guardian II ($250M), CBRN PV ($97M) and JECP ($40M)
– Improved overall pipeline trends and win rates (increased logistics pipeline to over $8B)
• Execution Excellence
– Completed Lake Erie Bio Fuels ($70M) & Boral Brick Bio Mass/Indiana Landfill Gas ($60M) Plants
– Executing $110M NASA VTC Program by leveraging Design/Build/Systems Engineering capabilities
– Successful contract start up for DLA Tires and POLCHEM outsourcing contracts
– Developed and implemented High Energy Product Line and ASP
– Continued leadership position in Military Force Protection NII and integrated inspection

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
IL&PS Group Strategic Focus
• Global Climate Change
– Water
– Weather
• Smart Power
Primary Focus:
Logistics
Event Driven
Energy HLS
Option Value:
Emerging Markets:
10-1230-IC-12

accenture
High performance. Delivered.
Honeywell
ICF INTERNATIONAL
Johnson Controls
IBM
POWER ENGINEERS

SAIC
From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Customers Opportunities
Market Drivers
SAIC Capabilities / Differentiators
Energy Campaign
Commercial
States
Utilities
Federal
Local
• Integrated Energy Management / Efficiency
• Smart Grid Integration / Cyber Security
• Design / Build
• Energy IT / Digital Oil Field
• Renewable Energy Project Implementation
• Independent Engineering
• Energy / Carbon Modeling
• Due diligence and owner’s advisory for
lenders, investors, and developers
• Technology Evaluation
• Water Management
• Economy / Stimulus Impact
– Smart Grid Acceleration
– Distributed Energy Resources
– Tax Credit Impact
• Utility Delays
• Carbon Cap and Trade
• DOE Workload
• Water Management Needs
• Expand Energy Management /
Efficiency Services
• Capture Smart Grid Market Share
• Alternative / Clean Energy Projects
• Expand Engineering / Design/Build
Presence
• Sell-out DoE ESPC Contract
Competition

OSI SYSTEMS, INC.

Raytheon

L3

smiths detection
bringing technology to life

LOCKHEED MARTIN

Battelle
The Business of Innovation

SAIC
From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
Federal
Civil
DOD
State &
Local
Commercial
Int’l
Opportunities
Market Drivers
SAIC Capabilities / Differentiators
Homeland Security
• Terror Event Timing
• Secure Freight Initiative
• Military Force Protection
• Distributed Threat versus Point
• Mexico Drug / Security
• HLS / DOE Radiation Detection Strategy
• Global Climate Change / Impacts
• Shift to All Hazards
• All Hazards Preparedness / CBRNE
• Disaster Planning and Response
• Training and Equipment
• Logistics Support
• Non Intrusion Inspection
• Integrated Security and Engineering
• Distributed Complex Program Management
• Integrated Customer Mission
Understanding
• Expand attractive margin product
solutions
• Capture greater share of increased
State and Local preparedness needs
• Broaden our TSA footprint
• Respond to event driven needs
Customers
Competition

BAE SYSTEMS
L3
LOCKHEED MARTIN
NORTHROP GRUMMAN
GENERAL DYNAMICS
SupplyCore
Worldwide Supplies • Worldwide Support
Agility
A New Logistics Leader

SAIC
From Science to Solutions

10-1230

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
DLA DOD
Civil DHS
Opportunities
Market Drivers
SAIC Capabilities / Differentiators
Logistics Campaign
• # 1 Defense Logistics Agency Prime
Vendor / Integrated Supplier
• Joint Logistics Integrator Model
• PurchasePlace E-Procurement Platform
• Global logistics network / presence
supporting customer mission needs
• Unbiased Integrator
• DLA outsourcing and expansion
• Weapon systems platform extensions
• Large primes moving in aggressively
• UAV proliferation lacks program of record
and associated logistics support/
CONOPS
• Product support integrator (PSI)
• 75% solution in months versus 100%
in years
• Executing on $8B pipeline
• Extending Joint Logistics Integrator
concept to new customers
• Capitalizing on logistics and
sustainment focus across DoD/DHS
Customers
Competition

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
IL&PS Group Portfolio Management
Professional Services Base
Advanced Science Support and Engineering
(SAIC Heritage)
Product Leverage
Larger Scale
Systems Development
and Integration
Managed Services

Energy | Environment | National Security | Health | Critical Infrastructure
© 2009 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States and/or other countries.
President’s Summary
Three Thrusts:
Energy / HLS / Logistics
Paying Off
Focused On:
Reducing Reliance
on Traditional DoD Budgets
Growth
Moving to New Business Models /
Approaches
Customer Acceptance
and Profitability
Developing Leadership to Sustain Growth SAIL Program